UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

————————————

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2019
————————————
THE HAIN CELESTIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

————————————

Delaware	0-22818	22-3240619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Marcus Avenue, Lake Success, NY 11042
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 587-5000
Former name or former address, if changed since last report: N/A

————————————

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement

On February 6, 2019, The Hain Celestial Group, Inc. (the “Company”) entered into the Second Amendment (the “Amendment”) to the Company’s Third Amended and Restated Credit Agreement, dated as of February 6, 2018 (the “Credit Agreement”), as previously amended.  The Amendment, among other things, modifies the Consolidated Leverage Ratio covenant (as defined in the Credit Agreement) to permit an increase in the Company’s Consolidated Leverage Ratio to (i) 4.00 to 1.00 for the fiscal quarter ending on December 31, 2018; and (ii) 3.75 to 1.00 for the fiscal quarters ending March 31, 2019 and June 30, 2019 respectively. The Consolidated Leverage Ratio will return to 3.50 to 1.00 for the fiscal quarter ending September 30, 2019 and all fiscal quarters thereafter, in each case as more fully described in the Amendment. In addition, the Amendment adds a pricing category to the definition of Applicable Margin which will apply when the Company’s Consolidated Leverage Ratio equals or exceeds 3.50 to 1.00.
The foregoing description of the Amendment is not complete and is qualified in its entirety by the terms and provisions of the Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.02    Results of Operations and Financial Condition

On February 7, 2019, the Company issued a press release announcing financial results for its second quarter ended December 31, 2018.

The information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description
10.1
Second Amendment to the Third Amended and Restated Credit Agreement dated February 6, 2019 by and among The Hain Celestial Group, Inc., Hain Pure Protein Corporation, certain wholly-owned subsidiaries of The Hain Celestial Group, Inc. party thereto from time to time, and Bank of America, N.A., as administrative agent.

99.1	Press Release of The Hain Celestial Group, Inc. dated February 7, 2019

EXHIBIT INDEX

Exhibit No.	Description
10.1
Second Amendment to the Third Amended and Restated Credit Agreement dated February 6, 2019 by and among The Hain Celestial Group, Inc., Hain Pure Protein Corporation, certain wholly-owned subsidiaries of The Hain Celestial Group, Inc. party thereto from time to time, and Bank of America, N.A., as administrative agent.

99.1	Press Release of The Hain Celestial Group, Inc. dated February 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2019

THE HAIN CELESTIAL GROUP, INC. (Registrant)

By:	/s/ James Langrock
Name:	James Langrock
Title:	Executive Vice President and Chief Financial Officer